Prospectus

TEMPLETON REGION FUNDS
ADVISOR CLASS

INVESTMENT STRATEGY  GLOBAL GROWTH


Templeton International Fund
Templeton Latin America Fund



AUGUST 1, 1999




[INSERT FRANKLIN TEMPLETON LOGO (R)]
 FRANKLIN(R) TEMPLETON(R)


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    CONTENTS

                                    THE FUNDS

-------------------------------------------------------------------------------
[BEGIN CALLOUT]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[END CALLOUT]

                             2      Templeton International Fund

                            10      Templeton Latin America Fund

                            19      Distributions and Taxes;
                                    Year 2000 Problem

                                    YOUR ACCOUNT
-------------------------------------------------------------------------------
[BEGIN CALLOUT]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES
[END CALLOUT]

                            21      Qualified Investors

                            23      Buying Shares

                            24      Investor Services

                            26      Selling Shares

                            28      Account Policies

                            30      Questions

                                    FOR MORE INFORMATION
-------------------------------------------------------------------------------
[BEGIN CALLOUT]
Where to learn more about each fund
[END CALLOUT]
                                    Back Cover


           TEMPLETON INTERNATIONAL FUND

    GOAL AND STRATEGIES
------------------------------------------------------------------------------
[INSERT GRAPHIC OF BULLSEYE AND ARROWS]

GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the U.S. The manager will consider for investment companies located in the following areas: Western Europe, Australia, Canada, New Zealand, Hong Kong, Japan and Singapore. At least 65% of the fund's total assets will be invested in issuers located in at least three countries.

[BEGIN CALLOUT]
The fund invests primarily in a portfolio of equity securities of companies located in any foreign developed country.
[END CALLOUT]

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, European, and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the fund generally invests a portion of its total assets in non-equity securities, including debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes, and debentures. The fund may invest a significant portion of its assets in smaller companies.

The Templeton investment philosophy is "bottom-up," value-oriented and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in equity securities of companies located in developed countries outside the U.S.

     MAIN RISKS
------------------------------------------------------------------------------
[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN]

STOCKS While this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other asset classes over the long term (over the shorter term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stocks are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

[BEGIN CALLOUT]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[END CALLOUT]


FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, including the right to vote, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development or they may be developing or marketing new products or services which quickly become obsolete or for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

ILLIQUID SECURITIES The fund may invest up to 15% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. Generally, securities with longer maturities are more sensitive to these price changes.

CREDIT There is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares and fund performance.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 20 for more information.

More detailed information about the fund, its policies (including temporary investments), and risks can be found in the fund's Statement of Additional Information (SAI).


[BEGIN CALLOUT]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]


     PERFORMANCE
------------------------------------------------------------------------------
[INSERT GRAPHIC OF A BULL AND A BEAR]

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 3 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

  ADVISOR CLASS ANNUAL TOTAL RETURNS/1/,/2/

                                   [Insert bar graph]

                                   21.41%   16.36%   5.75%
                                    96       97       98
                                             YEAR

[BEGIN CALLOUT]
Best
Quarter:
Q1 '98
17.21%

Worst
Quarter:
Q3 '98
-17.97%
[END CALLOUT]


    AVERAGE ANNUAL TOTAL RETURNS
    For the periods ended December 31, 1998

                                                                      SINCE
                                                                    INCEPTION
                                                       1 YEAR       (5/8/95)
-------------------------------------------------------------------------------
Templeton International Fund - Advisor Class/2/         5.75%         11.17%
MSCI Europe Index/3/,/5/                               28.91%         23.42%
MSCI EAFE Index/4/,/5/                                 20.33%          9.25%

1. As of June 30, 1999, the fund's year-to-date return was 12.42%.

2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's(R) Micropal (MSCI). The unmanaged Morgan Stanley Capital International(R) (MSCI) Europe Index measures the performance of securities of approximately 600 companies with market capitalization of approximately $2 billion located in 15 European countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

4. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI Europe Australasia Far East (EAFE) Index tracks the performance of approximately 1000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

5.  Prior to  August 1,  1999,  the fund:  (a) was named the  Templeton  Greater
European Fund; (b) invested at least 75% of its total assets in equity securities of Western, Central and Eastern European companies; and (c) considered the MSCI Europe Index its benchmark to measure performance against. Effective August 1, 1999, the fund: (a) changed its name; (b) shifted its focus to its current strategy; and (c) considers the MSCI EAFE Index its benchmark index to measure performance against.

   FEES AND EXPENSES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PERCENTAGE SIGN]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                  None
Exchange fee/1/                                                  $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                              ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees                                                 0.75%
Distribution and service (12b-1) fees                           None
Other expenses                                                  0.63%
                                                              --------
Total annual fund operating expenses                            1.38%
                                                              ========

1. This fee is only for market timers (see page 29).

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 YEAR   3 YEARS   5 YEARS 10 YEARS
-------------------------------------------------------------------------------
                                          $140     $437      $755   $1,657


     MANAGEMENT
--------------------------------------------------------------------------------
[INSERT GRAPHIC OF BRIEFCASE]

Templeton Global Advisors Limited (Global Advisors), P. O. Box N-7759, Lyford Cay, Nassau, Bahamas, is the fund's investment manager. Together, Global Advisors and its affiliates manage over $223 billion in assets.

The team responsible for the fund's management is:

MARK G. HOLOWESKO CFA, PRESIDENT OF GLOBAL ADVISORS
Mr. Holowesko has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1985.

JEFFREY A. EVERETT CFA, EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Everett has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1989.

RICHARD SEAN FARRINGTON CFA, SENIOR VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Farrington has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1991.

The fund pays Global Advisors a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended March 31, 1999, the fund paid 0.75% of its average daily net assets to the manager.


      FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

This table presents the financial performance for Advisor Class since its inception. This information has been audited by McGladrey & Pullen, LLP.


                                                               YEAR ENDED MARCH 31,
                                                -----------------------------------------
                                                        1999      1998          1997/1/
----------------------------------------------- ------------- ------------ --------------
PER SHARE DATA ($)
Net asset value, beginning of year                     14.30        12.36          11.56
                                                -----------------------------------------
  Net investment income                                  .74          .56            .07
  Net realized and unrealized gains(losses)            (1.73)        2.73            .73
                                                -----------------------------------------
Total from investment operations                       (.99)         3.29            .80
                                                -----------------------------------------
Less distributions from:
  Net investment income                                (.25)        (.27)             --
  Net realized gains                                   (.40)       (1.08)             --
                                                -----------------------------------------
Total distributions                                    (.65)       (1.35)             --
                                                -----------------------------------------
Net asset value, end of year                           12.66        14.30          12.36
                                                ============================================
Total return (%)/2/                                    (6.76)       28.88           6.92

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                      265           83             36
Ratios to average net assets: (%)
    Expenses                                            1.38         1.50           1.50/3/
    Expenses excluding waiver and payments by
      affiliate                                         1.38         2.06           1.90/3/
    Net investment income                               2.49         2.38           2.56/3/
Portfolio turnover rate (%)                            38.57        27.59          30.58

1. For the period January 2, 1997 (effective date) to March 31, 1997.
2. Total return is not annualized.
3. Annualized.


        TEMPLETON LATIN AMERICA FUND

   GOAL AND STRATEGIES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF BULLSEYE AND ARROWS]

GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity and debt securities of Latin American companies.

For purposes of the fund's investments, "Latin American" countries include Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Ecuador, El Salvador, French Guyana, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Surinam, Trinidad/Tobago, Uruguay and Venezuela. The fund may make significant investments in securities of issuers located in Brazil and Mexico.

[BEGIN CALLOUT]
The fund invests primarily in equity securities of Latin American companies. [END CALLOUT]

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, European, and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund may invest a significant portion of its assets in smaller companies. Depending upon current market conditions, the fund generally invests a portion (up to 35%) of its total assets in non-equity securities, including debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes, and debentures.

The Templeton investment philosophy is "bottom-up," value-oriented and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in equity securities of Latin American companies.

   MAIN RISKS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN]


STOCKS While this may not be the case in foreign markets, in the U.S., stocks have historically outperformed other asset classes over the long term (over the shorter term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stocks are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

[BEGIN CALLOUT]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[END CALLOUT]

FOREIGN SECURITIES Securities of companies located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

Because the fund invests a significant amount of its assets in issuers located in Latin America, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

DEVELOPING OR EMERGING MARKETS. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks, include:

          o Political and social uncertainty (for example, regional conflicts and risk of war)

          o Currency exchange rate volatility

          o Pervasiveness of corruption and crime

          o Delays in settling portfolio transactions

          o Risk of loss arising out of the system of share registration and custody

          o Involves markets that are comparatively smaller and less liquid than developed markets. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

          o Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States

ALL OF THESE FACTORS MAKE DEVELOPING MARKET EQUITY SECURITIES' PRICES GENERALLY MORE VOLATILE THAN SECURITIES ISSUED IN DEVELOPED MARKETS.

The definition of developing or emerging markets or countries as used by the fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, including the right to vote, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Foreign markets and their participants generally have less government supervision and regulation than in the U.S.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development or they may be developing or marketing new products or services which quickly become obsolete or for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

ILLIQUID SECURITIES The fund may invest up to 15% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. Generally, securities with longer maturities are more sensitive to these price changes.

CREDIT There is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares and fund performance.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 20 for more information.

More detailed information about the fund, its policies (including temporary investments), and risks can be found in the fund's Statement of Additional Information (SAI).


[BEGIN CALLOUT]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]



      PERFORMANCE
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A BULL AND A BEAR]

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 3 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

  ADVISOR CLASS ANNUAL TOTAL RETURNS/1/,/2/

                      [Insert bar graph]

                    11.65%   19.03%   -42.59%
                      96       97         98
                              YEAR

[BEGIN CALLOUT]
Best
Quarter:
Q2 '97
13.27%

Worst
Quarter:
Q3 '98
-27.36%
[END CALLOUT]


  AVERAGE ANNUAL TOTAL RETURNS
  For the periods ended December 31, 1998

                                                                       SINCE
                                                                      INCEPTION
                                                         1 YEAR       (5/8/95)
-------------------------------------------------------------------------------
Templeton Latin America Fund - Advisor Class/2/         -42.59%       -7.04%
IFCI Latin American Index/3/                            -35.54%        0.14%

1. As of June 30, 1999, the fund's year-to-date return was 34.85%.

2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's(R) Micropal (International Finance Corp.). The unmanaged International Finance Corporation Investables (IFCI) Latin American Index measures the type of returns foreign portfolio investors might receive from investing in Latin America. It includes reinvested dividends. All IFC indices are market capitalization weighted. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.



     FEES AND EXPENSES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PERCENTAGE SIGN]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                ADVISOR CLASS
-------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases                  None
 Exchange fee/1/                                                  $5.00

 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                ADVISOR CLASS
-------------------------------------------------------------------------------
  Management fees/2/                                               1.25%
  Distribution and service (12b-1) fees                            None
  Other expenses                                                   1.43%
                                                                 ---------
  Total annual fund operating expenses/2/                          2.68%
                                                                 =========

1. This fee is only for market timers (see page 29).
2. For the fiscal year ended March 31, 1999, the manager and administrator had agreed in advance to limit their respective fees. With this reduction, management fees were 0.57% and total annual fund operating expenses were 2.00%. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

   EXAMPLE
This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS 10 YEARS
-------------------------------------------------------------------------------
                                            $271     $832    $1,420   $3,012



   MANAGEMENT
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF BRIEFCASE]

Templeton  Investment  Counsel,  Inc.,  (Investment  Counsel),  500 East Broward
Boulevard, Fort Lauderdale, Florida 33394-3091, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $223 billion in assets.

The fund's lead portfolio manager is:

HEIDI S. ANDERSEN CFA, VICE PRESIDENT OF INVESTMENT COUNSEL
Ms. Andersen has been a manager of the fund since March 1999. She joined the Franklin Templeton Group in 1995.

The following individuals have secondary portfolio management responsibilities:

MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Beveridge has been a manager of the fund since 1997. He joined the Franklin Templeton Group in 1985.

HOWARD J. LEONARD CFA, EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Leonard has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1989.

The fund pays Investment Counsel a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended March 31, 1999, management fees, before any advance waiver, were 1.25% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.57% of its average daily net assets to the manager. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.


  FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A DOLLAR BILL]

This table presents the financial performance for Advisor Class since its inception. This information has been audited by McGladrey & Pullen, LLP.

                                                               YEAR ENDED MARCH 31,
                                                ------------------------------------------
                                                        1999         1998          1997/1/
----------------------------------------------- ------------- ------------ --------------
PER SHARE DATA ($)
Net asset value, beginning of year                     12.75        12.35          10.92
                                                ------------- ------------ --------------
  Net investment income                                  .31          .07            .02
  Net realized and unrealized gains (losses)           (4.69)         .59           1.41
                                                ------------- ------------ --------------
Total from investment operations                       (4.38)         .66           1.43
                                                 ----------------------------------------
Less distributions from:
  Net investment income                                 (.22)       (.11)             --
  Net realized gains                                    (.06)       (.15)             --
                                                ------------- ------------ --------------
Total distributions                                     (.28)       (.26)             --
                                                ------------- ------------ --------------
Net asset value, end of year                            8.09       12.75           12.35
                                                ------------- ------------ --------------
Total return (%)/2/                                   (34.37)       5.43           13.09

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                      116         139              71
Ratios to average net assets: (%)
  Expenses                                              2.00        2.00            2.00/3/
  Expenses excluding waiver and payments by
    affiliate                                           2.68        2.22            2.08/3/
   Net investment income                                2.46         .45             .82/3/
Portfolio turnover rate (%)                            48.34       45.82            3.72

1. For the period January 2, 1997 (effective date) to March 31, 1997.
2. Total return is not annualized.
3. Annualized.



   DISTRIBUTIONS AND TAXES;
   YEAR 2000 PROBLEM
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF DOLLAR SIGNS AND STACKS OF COINS]

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the funds will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the funds' distributions will vary. Please keep in mind that if you invest in a fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the funds' distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[BEGIN CALLOUT]
BACKUP WITHHOLDING

By law, a fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so.
[END CALLOUT]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes a fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund.

YEAR 2000 PROBLEM Each fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, a fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, a fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. A fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

Each fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, a fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.


         YOUR ACCOUNT

 QUALIFIED INVESTORS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PENCIL MARKING AN "X"]

The following investors may qualify to buy Advisor Class shares of the funds.

     o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with
       Franklin  Templeton   Distributors,   Inc.   (Distributors).   Minimum
       investments: $1,000 initial and $50 additional.

     o Broker-dealers,  registered  investment  advisors or certified  financial
       planners  who  have  an  agreement  with   Distributors   for  clients
       participating  in  comprehensive  fee programs.  Minimum  investments:
       $250,000 initial ($100,000 initial for an individual client) and $50 additional.

     o Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments:
        $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

     o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[BEGIN CALLOUT]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[END CALLOUT]

     o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any of the Franklin Templeton Funds and $50 additional.

     o Accounts managed by the Franklin Templeton Group. Minimum investments: No initial minimum and $50 additional.

     o The Franklin Templeton Profit Sharing 401(k) Plan.  Minimum  investments:
       No initial or additional minimums.

     o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

     o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

     o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in the Franklin Templeton Funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

     o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds. There are certain other requirements and the group must have a purpose other than buying fund shares without a sales charge.

Please note that Advisor Class shares of the funds generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the funds' Advisor Class shares.


     BUYING SHARES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A PAPER WITH LINES AND SOMEONE WRITING]

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

 BUYING SHARES

------------------------------ ------------------------------------------- -------------------------------------------
                               OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT
------------------------------ ------------------------------------------- -------------------------------------------
[INSERT GRAPHIC OF HANDS
SHAKING]
                               Contact your investment representative      Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
------------------------------ ------------------------------------------- -------------------------------------------
                               Make your check payable to the             Make your check payable to fund.
[INSERT GRAPHIC OF ENVELOPE]   fund.                                      Include your account number on the check.


BY MAIL                        Mail the check and your signed
                               application to Investor Services.           Fill out the deposit slip from your
                                                                           account statement. If you do not have
                                                                           a slip, include a note with your name,
                                                                           the fund name, and your account number.

                                                                           Mail  the check and deposit slip or
                                                                           note to nvestor Services.
------------------------------ ------------------------------------------- -------------------------------------------
[INSERT GRAPHIC OF THREE       Call  to receive a wire control number      Call to receive a wire control number and
LIGHTNING BOLTS]               and wire instructions.                      wire instructions.

                               Wire the funds and mail your signed         To make a same day wire investment,
                               application to Investor Services. Please    please call us by 1:00 p.m. pacific time
BY WIRE                        include the wire control number or your     and make sure your wire arrives by 3:00
                               new account number on the application.      p.m.

1-800/632-2301
(or 1-650/312-2000 collect)    To make a same day wire investment,
                               please call us by 1:00 p.m. pacific time
                               and make sure your wire arrives by 3:00
                               p.m.
------------------------------ ------------------------------------------- -------------------------------------------
[INSERT GRAPHIC OF TWO         Call Shareholder Services at the number     Call Shareholder Services at the number
ARROWS POINTING IN             below or send signed written                below or our automated TeleFACTS system
OPPOSITE DIRECTIONS]           instructions.  (Please see page 25          or send signed written instructions.
                               for information on exchanges.)              (Please see page 25 for information on
BY EXCHANGE                                                                exchanges.)
----------------------------------------------------------- ----------------------------------------------------------


              Franklin Templeton Investor Services P.O. Box 33030,
                          St. Petersburg, FL 33733-8030
                         Call toll-free: 1-800/632-2301
           (Monday through Friday 5:30 a.m. to 5:00 p.m., pacific time
                 Saturday 6:30 a.m. to 2:30 p.m., pacific time)

     INVESTOR SERVICES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A PAPER WITH LINES AND SOMEONE WRITING]

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[BEGIN CALLOUT]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[END CALLOUT]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[BEGIN CALLOUT]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[END CALLOUT]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
29).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

   SELLING SHARES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A CERTIFICATE]

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[BEGIN CALLOUT]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[END CALLOUT]

     o you are selling more than $100,000 worth of shares

     o you want your proceeds paid to someone who is not a registered owner

     o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.



 SELLING SHARES
----------------------------------- --------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------- --------------------------------------------
[INSERT GRAPHIC OF HANDS SHAKING]

THROUGH YOUR INVESTMENT             Contact your investment representative
REPRESENTATIVE
----------------------------------- --------------------------------------------
[INSERT GRAPHIC OF ENVELOPE]        Send written instructions and endorsed share
                                    certificates (if you hold share
                                    certificates) to Investor Services.
                                    Corporate, partnership or trust accounts
BY MAIL                             may need to send additional documents.

                                    Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
----------------------------------- -------------------------------------------
[INSERT GRAPHIC OF PHONE]           As long as your transaction is for $100,000
                                    or less, you do not hold share certificates
                                    and you have not changed your address by
BY PHONE                            phone within the last 15 days, you can sell
                                    your shares by phone.

1-800/632-2301                      A check will be mailed to the name(s) and
                                    address on the account. Written instructions,
                                    with a signature guarantee, are required to
                                    send the check to another address or to make
                                    it payable to another person.
----------------------------------- -------------------------------------------
[INSERT GRAPHIC OF THREE            You can call or write to have redemption
LIGHTNING BOLTS]                    proceeds of $1,000 or morewired to a bank or
                                    escrow account. See the policies above for
                                    selling shares by mail or phone.

                                    Before requesting a bank wire, please make
                                    sure we have your bank account information
                                    on file. If we do not have this information,
                                    you  will need to send written instructions
BY  WIRE                            with your bank's name and address, your bank
                                    account number, the ABA routing number, and a
                                    signature guarantee.

                                    Requests received in proper form by 1:00 p.m.
                                    pacific time will be wired the next business
                                    day.
----------------------------------- --------------------------------------------
[INSERT GRAPHIC OF TWO ARROWS       Obtain a current prospectus for the fund you
POINTING IN OPPOSITE DIRECTIONS]    are considering.

                                    Call Shareholder Services at the number below
                                    or send signed written instructions. See
BY EXCHANGE                         the policies above for selling shares by
                                    mail or phone.

                                    If you hold share certificates, you will
                                    need to return them to the fund before your
                                    exchange can be processed.
----------------------------------- -------------------------------------------

              Franklin Templeton Investor Services P.O. Box 33030,
                          St. Petersburg, FL 33733-8030
                         Call toll-free: 1-800/632-2301
           (Monday through Friday 5:30 a.m. to 5:00 p.m., pacific time
                 Saturday 6:30 a.m. to 2:30 p.m., pacific time)





   ACCOUNT POLICIES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PAPER AND PEN]

CALCULATING SHARE PRICE Each fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the funds' financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The funds may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the funds' transfer agent. You will be considered a market timer if you have (i) requested an exchange out of a fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of a fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the funds' net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserve certain rights, including:

     o The funds may refuse any order to buy shares, including any purchase under the exchange privilege.

     o At any time, the funds may change their investment minimums or waive or lower their minimums for certain purchases.

     o The funds may modify or discontinue the exchange privilege on 60 days' notice.

     o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

     o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

     o For redemptions over a certain amount, each fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

     o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

     QUESTIONS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF QUESTION MARK]

If you have any questions about the funds or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                                   HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME                       TELEPHONE NUMBER             THROUGH FRIDAY)
------------------------------------- ---------------------------- ----------------------------------
Shareholder Services                  1-800/632-2301               5:30 a.m. to 5:00 p.m.
                                                                   6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information                      1-800/DIAL BEN               5:30 a.m. to 8:00 p.m.
                                      (1-800/342-5236)             6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services              1-800/527-2020               5:30 a.m. to 5:00 p.m.
Dealer Services                       1-800/524-4040               5:30 a.m. to 5:00 p.m.
Institutional Services                1-800/321-8563               6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)                1-800/851-0637               5:30 a.m. to 5:00 p.m.



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  FRANKLIN TEMPLETON FUNDS

LITERATURE REQUEST ~ Call 1-800/DIAL BEN(R) (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, sales charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton International Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH
AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
Investment Fund/1/
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund/1/
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Federal Money Fund/2/
Franklin Money Fund/2/

TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund/2/

STATE-SPECIFIC TAX-FREE INCOME
Alabama
Arizona/3/
California/3/
Colorado
Connecticut
Florida/3/
Georgia
Kentucky
Louisiana
Maryland
Massachusetts/4/
Michigan/4/
Minnesota/4/
Missouri
New Jersey
New York/3/
North Carolina
Ohio/4/
Oregon
Pennsylvania
Tennessee/5/
Texas
Virginia


VARIABLE ANNUITIES/6/
Franklin(R) Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)

1. These funds are now closed to new accounts, with the exception of retirement plan accounts.
2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).
4. Portfolio of insured municipal securities.
5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by
NALAC Financial Plans, LLC. Franklin Templeton Variable Insurance Products Trust, formerly Franklin Valuemark Funds, is managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

 07/99




FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI) Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual reports or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-8226                            TLGIT PA 08/99